SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549



                                     FORM 8-K

                                  CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934





    DATE OF REPORT (Date of earliest event reported):     February 17, 1995


                                FIRST COMMERCE CORPORATION
                (Exact name of registrant as specified in its charter)


       LOUISIANA                      0-7931                  72-0701203
(State of incorporation)     (Commission File Number)        (IRS Employer
                                                         Identification Number)



                      210 BARONNE ST., NEW ORLEANS, LOUISIANA  70112
                    (Address of principal executive offices - Zip Code)




     Registrant's telephone number, including area code:    (504) 561-1371


                                       N/A
           (Former name or former address, if changed since last report)

               Item 2.   Acquisition or Disposition of Assets.

               Pursuant to an Agreement and Plan of Merger between First Commerce Corporation ("FCC") and its wholly-owned subsidiary, First National Bank of Commerce ("FNBC"), on the one hand, and First Bancshares, Inc. ("Bancshares") and its wholly-owned subsidiary, First Bank ("First"), on the other hand, dated as of May 27, 1994 (the "Plan"), FCC acquired Bancshares and First on February 17, 1995. The acquisition was accomplished by the merger of First into FNBC and the merger of Bancshares into FCC (collectively, the "Mergers"), and upon consummation of the Mergers, each outstanding share of common stock of Bancshares was converted into 3.19141 shares of common stock, $5.00 par value per share, of FCC (the "FCC Common Stock"). The Mergers will be accounted for as a pooling-of-interests.

               Bancshares was a one-bank holding company that was incorporated in 1981 as a Louisiana corporation to acquire all of the outstanding stock of First. First was a Louisiana state chartered bank organized in 1906 which provided full service commercial banking services in Slidell, Louisiana and surrounding areas of St. Tammany Parish, Louisiana.

               FCC  is  not  aware  of any material  relationships  between
               itself,  its  affiliates,   directors  or  officers  or  any
               associates of its directors or officers with any shareholders of Bancshares.

               The shares of FCC Common Stock issued pursuant to the Mergers were registered pursuant to a registration statement on Form S-4 (Commission File No. 33-54865) which was filed by FCC with the SEC on August 2, 1994 and declared effective on August 9, 1994. The Plan was approved by the shareholders of Bancshares at a special meeting held on September 21, 1994.

               Item 7.   Financial Statements and Exhibits.

               (a)  Consolidated Financial Statements  of First Bancshares,
                    Inc.:

                    It is impracticable to provide the required financial statements at the time of filing of this report. Pursuant to Item 7(a)(4) of Form 8-K, the required financial statements will be filed by the Registrant on or before May 2, 1995.

               (b)  Pro Forma Financial Information (Unaudited):

                    It is impracticable to provide the required pro forma financial information at the time of filing of this report. Pursuant to Item 7(b)(2) of Form 8-K, the required financial information will be filed by the Registrant on or before May 2, 1995.

               (c)  Exhibits

                    2 Agreement and Plan of Merger dated May 27, 1994, included as Exhibit 2 to First Commerce Corporation's Registration Statement on Form S-4 (Registration Number 33-54865) and incorporated herein by reference.

                    4.1 Indenture between First Commerce Corporation and Republic Bank Dallas, N.A. (now NationsBank of
                         Texas, N.A.), Trustee, including the form of 12-3/4% Convertible Debenture due 2000, Series A included as Exhibit 4.1 to First Commerce Corporation's Annual Report on Form 10-K for the year ended December 31, 1985 and incorporated herein by reference.

                    4.2 Indenture between First Commerce Corporation and Republic Bank Dallas, N.A. (now NationsBank of Texas, N.A.), Trustee, including the form of 12-3/4% Convertible Debenture due 2000, Series B included as Exhibit 4.2 to First Commerce Corporation's Annual Report on Form 10-K for the year ended December 31, 1986 and incorporated herein by reference.

                    23   Consent of Arthur Andersen LLP.*

                    ____________________

                    *    To be filed by amendment.

                                        SIGNATURE



                    Pursuant to the requirements of the Securities Exchange
               Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FIRST COMMERCE CORPORATION


                                             By: /s/ Thomas L. Callicutt, Jr.
                                                  Thomas L. Callicutt, Jr.
                                                   Senior Vice President,
                                                       Controller and
                                                    Principal Accounting
                                                          Officer

               Dated:  March 3, 1995

                                      EXHIBIT INDEX



                                                                    Page
               Exhibits                                            Number

                   2 Agreement and Plan of Merger dated May 27, 1994, included as Exhibit 2 to First Commerce Corporation's Registration
                       Statement on Form S-4 (Registration Number
                       33-54865)  and   incorporated   herein  by
                       reference.

                   4.1 Indenture     between    First    Commerce
                       Corporation  and   Republic  Bank  Dallas,
                       N.A.  (now  NationsBank  of  Texas, N.A.),
                       Trustee, including  the  form of 12-3/4%
                       Convertible Debenture  due  2000, Series A
                       included   as    Exhibit  4.1  to    First
                       Commerce  Corporation's  Annual Report  on
                       Form 10-K for the year ended December 31, 1985 and incorporated herein by reference.

                   4.2 Indenture     between    First    Commerce
                       Corporation  and   Republic  Bank  Dallas,
                       N.A. (now    NationsBank  of Texas, N.A.),
                       Trustee, including  the  form   of 12-3/4%
                       Convertible Debenture due 2000, Series B included as Exhibit 4.2 to First Commerce Corporation's Annual Report on Form 10-K for the year ended December 31, 1986 and incorporated herein by reference.

                  23   Consent of Arthur Andersen LLP.*

                   ____________________

                   *  To be filed by amendment.